INCOME TAXES	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
Rowan plc, the parent company, is domiciled in the U.K. and is subject to the U.K. statutory rate of 21% for the period January 1 through March 31, 2015; 20% for the financial year beginning April 1, 2015; and 19% for the financial year beginning April 1, 2017. On September 15, 2016, the U.K. enacted tax law to reduce the tax rate to 17% for the financial year beginning April 1, 2020. The computed statutory tax rate for 2017 is using a weighted average U.K. rate of 19.25%.
On December 22, 2017, the U.S. government enacted tax legislation commonly referred to as the U.S. Tax Act. The U.S. Tax Act significantly changes U.S. corporate income tax laws including but not limited to reducing the U.S. corporate income tax rate from 35% to 21%, requiring a one-time transition tax on mandatory deemed repatriation of certain unremitted non-U.S. earnings as of December 31, 2017, and changing how non-U.S. subsidiaries are taxed in the U.S. as of January 1, 2017.
The U.S. Tax Act requires complex computations to be performed that were not previously provided in U.S. tax law. As such, additional work is necessary as these computations require the preparation and analysis of information not previously relevant or regularly produced. Although the Company has not completed its accounting of the U.S. Tax Act, reasonable estimates were used in accordance with the SEC Staff Accounting Bulletin No. 118. The reasonable estimates made primarily include a one-time transition tax of $34.1 million, a tax on non-U.S. subsidiaries of $38.3 million, and additional tax due to the remeasurement of the U.S. deferred tax assets and liabilities for the tax rate change of $56.7 million, totaling $129.1 million. These charges do not materially impact the financials as they are fully offset by unbenefited net operating losses utilized of $72.4 million and adjustments to the valuation allowance of $56.7 million related to the deferred tax asset and liability remeasurement. The Company must finalize, in addition to other factors, the amount of the post-1986 non-U.S. earnings and profits, the amount of the U.S. tax on non-U.S. subsidiaries, and the earnings held in cash and other assets. As the Company completes its analysis of the U.S. Tax Act including finalizing the calculations and interpreting existing regulatory guidance, there may be adjustments to the provisional amounts. The provisional estimates will be finalized within one year from the date of enactment.
The significant components of income taxes attributable to continuing operations are presented below (in millions):

	2017	2016	2015
Current:
U.S.	$(14.9)	$10.0	$7.4
Non - U.S.	16.8	32.9	50.8
State	—	—	0.1
Current expense (benefit)	1.9	42.9	58.3
Deferred:
U.S.	(1.2)	(20.9)	(6.3)
Non - U.S.	25.9	(17.0)	12.4
Deferred provision (benefit)	24.7	(37.9)	6.1
Total provision (benefit)	$26.6	$5.0	$64.4

The reconciliation of differences between the Company's provision for income taxes and the amount determined by applying the U.K. statutory rate to income before income taxes are set forth below (dollars in millions):

	2017	2016	2015
U.K. statutory rate	19.25%	20.00%	20.25%
Tax at statutory rate	$19.1	$65.1	$31.9
Increase (decrease) due to:
Capitalized interest transactions	—	—	(5.7)
Foreign rate differential	(39.5)	(92.7)	(30.0)
Deferred intercompany gain/loss	—	(20.1)	(33.8)
Foreign asset basis difference	(38.1)	405.9	—
Luxembourg restructuring operating loss	—	(1,180.2)	—
Change in valuation allowance	(29.4)	814.7	106.0
Prior period adjustments	3.6	(4.1)	(6.9)
Unrecognized tax benefits	(24.1)	7.1	9.7
U.S. tax on RCI non-U.S. subsidiaries	5.4	6.3	—
Enactment of tax reform (1)	129.1	—	—
Termination of local country activity	—	—	(6.3)
Foreign tax credits/deductions	(0.8)	(1.5)	(2.2)
Other, net	1.3	4.5	1.7
Total provision (benefit)	$26.6	$5.0	$64.4

(1) 2017 includes the U.S. tax rate reduction, one-time transition tax, and U.S. tax on applicable non-U.S. subsidiaries earnings. The impact of these items are fully offset in the Change in valuation allowance above.

In 2016, organizational restructuring resulted in a Luxembourg net operating loss of $4,534 million resulting in a deferred tax asset of $1,180 million with an offsetting deferred tax liability for book over tax asset basis difference of $409 million and a valuation allowance of $747 million for the net deferred tax asset that is not expected to be realized.
Temporary differences and carryforwards which gave rise to deferred tax assets and liabilities at December 31 were as follows (in millions):

	2017	2016
Deferred tax assets:
Accrued employee benefit plan costs	$46.2	$81.1
U.S. net operating loss	39.3	111.2
U.K. net operating loss	2.4	2.8
Trinidad net operating loss	5.9	6.5
Luxembourg net operating loss	1,163.2	1,180.2
Suriname net operating loss	3.9	3.9
Other NOLs and tax credit carryforwards	38.1	36.8
Other	16.3	31.2
Total deferred tax assets	1,315.3	1,453.7
Less: valuation allowance	(869.9)	(889.8)
Deferred tax assets, net of valuation allowance	445.4	563.9

Deferred tax liabilities:
Property and equipment	412.8	712.8
Other	11.9	12.3
Total deferred tax liabilities	424.7	725.1
Net deferred tax asset (liability)	$20.7	$(161.2)

Management continues to assess available positive and negative evidence to evaluate the existing deferred tax assets’ ability to be realized including determining if there is sufficient future taxable income. The Company records the portion of the deferred tax assets that is more likely to be realized. There have been no changes on the prior assessment regarding the ability to realize the U.S. and Luxembourg deferred tax assets and the Company has assessed the need for a valuation allowance as of December 31, 2017. The Company increased the valuation allowance on the Luxembourg deferred tax assets by $19.8 million to $766.5 million, at December 31, 2017, primarily due to lower current year earnings than expected. In 2017, the U.S. valuation allowance on U.S. deferred tax assets was decreased by $41.7 million primarily due to a decrease of provisional estimate of $56.7 million for the remeasurement to the lower U.S. corporate income tax rate, a decrease of provisional estimate of $52.1 million for current year activity, and an increase of $60.3 million for a deferred intra-entity asset transfer.
As of December 31, 2016, an additional valuation allowance of $747 million was recorded on Luxembourg deferred tax assets primarily related to net operating losses. The valuation allowance on the U.S. deferred tax assets was increased by $12 million to $132 million, primarily due to the changes in deferred tax assets related to net operating loss, interest limitations and depreciation.
The amount of the deferred tax assets considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period are reduced or increased or if negative evidence in the form of cumulative losses is no longer present, and additional weight may be given to evidence such as projections for growth. As of each reporting date, the Company’s management considers new evidence, both positive and negative, that could impact management’s view with regard to future realization of deferred tax assets.
At December 31, 2017, the Company had approximately $306 million of NOLs in the U.S., which expire at various times between 2034 and 2041 and which is subject to a valuation allowance as discussed in the preceding paragraphs; $49 million of NOLs in the U.S. attributable to the Company’s non-U.S. subsidiaries expiring in 2032 and which is subject to a valuation allowance of $49 million; $4,472 million of non-expiring NOLs in Luxembourg of which $2,947 million is subject to a valuation allowance; $14 million of non-expiring NOLs in the U.K., of which $14 million is subject to a valuation allowance; and $23 million of non-expiring NOLs in Trinidad, of which $23 million is subject to a valuation allowance. In addition, at December 31, 2017, the Company had $15 million of non-expiring NOLs in other foreign jurisdictions, of which $15 million is subject to a valuation allowance. A U.S. foreign tax credit of $29 million is intended to be carried back and does not have a valuation allowance. Due to the uncertainty of realization, the Company has a tax-effected valuation allowance as of December 31, 2017, in the amount of $870 million against the deferred tax assets for foreign tax credits, NOL carryforwards, and other deferred tax assets that may not be realizable, primarily relating to countries where the Company no longer operates or does not expect to generate sufficient future taxable income. Management has determined that no other valuation allowances were necessary at December 31, 2017, as anticipated future tax benefits relating to all recognized deferred income tax assets are expected to be fully realized when measured against a more likely than not standard.
The NOL carryforwards included unrecognized tax benefits taken in prior years. The NOLs for which a deferred tax asset is recognized for financial statement purposes in accordance with ASC 740 are presented net of these unrecognized tax benefits.
The Company has not provided deferred income taxes on certain undistributed earnings of non-U.K. subsidiaries. No subsidiary of RCI has a plan to distribute earnings to RCI in a manner that would cause those earnings to be subject to U.S., U.K., or other local country taxation. If facts and circumstances cause a change in expectations regarding future tax consequences, the resulting tax impact could have a material effect on the Company's consolidated financial statements.
At December 31, 2017, 2016 and 2015, the net unrecognized tax benefits attributable to continuing operations was approximately $41 million, $59 million and $62 million, respectively. At December 31, 2017, $41 million would reduce the Company’s income tax provision if recognized.
The following table sets forth the changes in the Company’s gross unrecognized tax benefits for the years ended December 31 (in millions):

	2017	2016	2015
Gross unrecognized tax benefits - beginning of year	$120.1	$65.1	$54.7
Gross increases - tax positions in prior period	1.4	46.2	4.4
Gross decreases - tax positions in prior period	(5.6)	(0.6)	(3.7)
Gross increases - current period tax positions	3.1	10.9	9.7
Settlements	(0.8)	(1.5)	—
Lapse of statutes of limitation	(16.2)	—	—
Gross unrecognized tax benefit - end of year	$102.0	$120.1	$65.1

Interest and penalties relating to income taxes are included in income tax expense. At December 31, 2017, 2016 and 2015, accrued interest was $1.4 million, $11.8 million and $7.9 million, respectively, and accrued penalties were $2.2 million, $3.1 million and $2.8 million, respectively. Accrued interest and penalties relating to uncertain tax positions that are not actually assessed will be reversed in the year of the resolution.
The Company has been advised by the IRS of proposed unfavorable tax adjustments of $85 million including applicable penalties for the open tax years 2009 through 2012. The unfavorable tax adjustments primarily related to the following items: 2009 tax benefits recognized as a result of applying the facts of a third-party tax case that provided favorable tax treatment for certain non-U.S. contracts entered into in prior years to the Company’s situation; transfer pricing; and domestic production activity deduction. The Company has protested the proposed adjustment. However, the IRS does not agree with the Company's protest and they have submitted the proposed unfavorable tax adjustments to be reviewed by the IRS appeals group. In years subsequent to 2012, the Company has similar positions that could be subject to adjustments for the open years. The Company has provided for amounts that it believes will be ultimately payable under the proposed adjustments and intends to vigorously defend its positions; however, if the Company determines the provisions for these matters to be inadequate due to new information or the Company is required to pay a significant amount of additional U.S. taxes and applicable penalties and interest in excess of amounts that have been provided for these matters, the Company's consolidated results of operations and cash flows could be materially and adversely affected.
The Company’s U.S. federal tax returns for 2009 through 2012 are currently under audit by the IRS.  The U.S. tax years open for examination are for periods 2014 and subsequent years. Various state tax returns for 2009 and subsequent years remain open for examination. In the Company’s non-U.S. tax jurisdictions, returns for 2006 and subsequent years remain open for examination. The Company is undergoing other routine tax examinations in various U.S. and non-U.S. taxing jurisdictions in which the Company has operated. These examinations cover various tax years and are in various stages of finalization. The Company believes that any income taxes ultimately assessed by any taxing authorities will not materially exceed amounts for which the Company has already provided, however, if it is determined that the provisions for these matters are inadequate due to new information or that taxing authorities assess a significant amount of additional taxes and applicable penalties and interest in excess of amounts that have been provided for these matters, consolidated results of operations and cash flows could be materially and adversely affected.
The components of income (loss) from continuing operations before income taxes were as follows (in millions):

	2017	2016	2015
U.S.	$(63.7)	$(180.2)	$(174.1)
Non-U.S.	163.0	505.8	331.8
Total	$99.3	$325.6	$157.7